Exhibit 23.6

                       Paddock Lindstrom & Associates Ltd.


                               ENGINEER'S CONSENT

          We consent reference to our appraisal for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.


                                   Paddock Lindstrom & Associates Ltd.


                                   /s/ D.L. Paddock, P. Eng.
                                   -----------------------------------
                                   D.L. Paddock, P. Eng.
                                   Vice-President


November 6, 1998

                                     II-13